Exhibit 32.2

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL
OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION
906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Aircastle Limited (the “Company”) for the three months ended September 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael Inglese, as Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by section 906 has been provided to Aircastle Limited and will be retained by Aircastle Limited and furnished to the Securities and Exchange Commission or its staff upon request.

/s/  Michael Inglese
Name:     Michael Inglese

Title:	Chief Financial Officer
Date: November 17, 2008